UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2013

RTI International Metals, Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-14437	51-2115953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor

1550 Coraopolis Heights Road

Pittsburgh, Pennsylvania 15108-2973

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (412) 893-0026

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 1, 2013, Arthur B. Winkleblack was elected to serve on the Board of Directors (the “Board”) of RTI International Metals, Inc. (the “Company”) effective immediately. Mr. Winkleblack will serve on the Audit Committee of the Board, also effective immediately.

Mr. Winkleblack served as Executive Vice President and Chief Financial Officer of H. J. Heinz Company, a global packaged food manufacturer, from January 2002 through June 2013. From 1999 through 2001, Mr. Winkleblack was Acting Chief Operating Officer-Perform.com and Chief Executive Officer- Freeride.com at Indigo Capital. Earlier in his career, Mr. Winkleblack held senior finance roles at companies including Six Flags Entertainment, AlliedSignal and PepsiCo. Mr. Winkleblack is currently a member of the board of directors of Church & Dwight Co., Inc., a manufacturer of household, personal care and specialty products registered on the New York Stock Exchange, for which he also serves on the audit committee. Mr. Winkleblack has an MBA in Finance from the Wharton School at the University of Pennsylvania, and a BA degree in Business Economics from UCLA.

The Board has determined that Mr. Winkleblack will be an independent director under applicable New York Stock Exchange listing requirements. As a non-employee director of the Board, he will be entitled to receive the same standard compensation amounts paid to other non-employee directors for service on the Board and the Audit Committee, as detailed in the RTI International Metals, Inc. Board of Directors Compensation Program referenced as Exhibit 10.10 to Amendment No. 2 to the Annual Report on Form 10-K/A filed by the Company with the U.S. Securities and Exchange Commission on November 12, 2013 (with such referenced information incorporated herein by reference).

Mr. Winkleblack is not a party to any arrangements or understanding with any other person pursuant to which he was selected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, involving Mr. Winkleblack, either directly or indirectly, that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated December 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

By:	/s/ Chad Whalen
Chad Whalen General Counsel & Senior Vice President

Dated: December 5, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 5, 2013